UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2012

SOLLENSYS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-174581	80-0651816
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Hampshire Court

Newport Beach, CA 92660

(Address of principal executive office)

(949) 642-7816

(Registrant's telephone number, including area code)

HEALTH DIRECTORY, INC.

6312 Seven Corners Center #303, Falls Church, Virginia 22044

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Termination of Li & Company, PC

On September 10, 2012, the Board of Directors of Sollensys Corp. (“Company”) approved the dismissal of its independent public accountants Li & Company, PC (“LICO”).

During the fiscal years ended March 31, 2012 and 2011, through the date of LICO’s dismissal, there were no disagreements with LICO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to LICO’s satisfaction, would have caused LICO to make reference to the subject matter in connection with any periods; and there were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.

LICO was engaged by the Company on April 8, 2011.

On June 28, 2012, LICO issued their “Report of Independent Registered Public Accounting Firm” (“Report”) for the years ended March 31, 2012 and 2011. The Report did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except as follows. The Report states, “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has a deficit accumulated during the development stage at March 31, 2012 and had a net loss and net cash used in operating activities for the fiscal year then ended, respectively with no revenue earned since inception, all of which raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The Company provided LICO with a copy of the foregoing disclosures and requested LICO to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the firm agrees with the statements made in this 8-K/A report and, if not, stating the respects in which the firm does not agree, as an exhibit within two business days of its receipt or 10 business day after filing this amendment, stating whether it agrees with the above statements.  A copy of that letter, dated September 27, 2012, is filed as Exhibit 16.1 to this Form 8-K/A as required by Item 304(a)(3) of Regulation S-K.

b)  Engagement of Rotenberg & Co. LLP

On September 10, 2012, the Board of Directors of the Company approved the change of independent auditors and the engagement of EFP Rotenberg (“EFP”) as the Company’s independent public accountants.  EFP has been engaged to report on the financial statements for the quarter ending September 30, 2012 and perform an audit of the Company for the year ended March 31, 2012.

During the fiscal years ended March 31, 2012 and 2011and through the date of this Form 8K/A, neither the Company nor anyone on its behalf has consulted EFP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) the subject of any disagreement, as defined in Item 304(a)(3)(iv) of Regulation S-K and the related instructions or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

d)    Exhibits

No.

Exhibit

16.1

Letter from Li & Company, PC, dated October 1, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sollensys Corp.

Date: October 1, 2012	By: /s/ Rowland W. Day
Rowland W. Day
Chief Executive Officer

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